EXHIBIT INDEX

Exhibit A: Attachment to item 77o:
           Transactions effected pursuant to Rule 10f-3
-------------------------------------------------------

Exhibit A:
NEEDHAM Growth Fund
Rule 10F-3


Issuer
Completel Europe N.V.


Type of Security
Common


IPO or Security
IPO

SEC Registered
Yes


Total Offering
27,200,000


Date of Purchase
3/27/00


Number of shares Purchased
10,000


Date of Public Offer
3/28/00

Fund Price Paid
$17.0890

Public Offering Price
$17.0890

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
5.75%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Salomon Smith Barney, Inc.

Needham Company, Inc Mgr or Co-Mgr?
No



NEEDHAM Growth Fund
Rule 10F-3









Issuer
Diversa Corporation









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


7,250,000









Date of Purchase


2/14/00









Number of shares Purchased


1,000









Date of Public Offer


2/14/00









Fund Price Paid


$24.0000









Public Offering Price


$24.0000









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


7.00%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Bear Stearns Securities Corporation









Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM Growth Fund
Rule 10F-3









Issuer
Dobson Communications Corporation









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


25,000,000









Date of Purchase


2/3/00









Number of shares Purchased


1,500









Date of Public Offer


2/4/00









Fund Price Paid


$22.0000









Public Offering Price


$22.0000









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


5.75%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Lehman Brothers









Needham Company, Inc Mgr or Co-Mgr?
No





NEEDHAM Growth Fund
Rule 10F-3









Issuer
Netpliance, Inc.









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


8,000,000









Date of Purchase


3/17/00









Number of shares Purchased


500









Date of Public Offer


3/17/00









Fund Price Paid


$18.0000









Public Offering Price


$18.0000









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


7.00%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Donaldson Lufkin & Jenrette, Inc.









Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM Growth Fund
Rule 10F-3









Issuer
Switchboard, Inc.









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


5,500,000









Date of Purchase


3/2/00









Number of shares Purchased


10,000









Date of Public Offer


3/2/00









Fund Price Paid


$15.0000









Public Offering Price


$15.0000









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


7.00%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Robertson Stephens









Needham Company, Inc Mgr or Co-Mgr?
No




NEEDHAM Growth Fund
Rule 10F-3









Issuer
Therma-Wave, Inc.









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


9,000,000









Date of Purchase


2/3/00









Number of shares Purchased


2,500









Date of Public Offer


2/4/00









Fund Price Paid


$20.0000









Public Offering Price


$20.0000









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


7.00%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Lehman Brothers









Needham Company, Inc Mgr or Co-Mgr?
No





NEEDHAM Growth Fund
Rule 10F-3









Issuer
VIA Net.Works, Inc.









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


14,300,000









Date of Purchase


2/11/00









Number of shares Purchased


500









Date of Public Offer


2/11/00









Fund Price Paid


$21.0000









Public Offering Price


$21.0000









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


6.75%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Donaldson, Lufkin & Jenrette, Inc.









Needham Company, Inc Mgr or Co-Mgr?
No





NEEDHAM Growth Fund
Rule 10F-3









Issuer
Viasystems Group, Inc.









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


44,000,000









Date of Purchase


3/23/00









Number of shares Purchased


20,000









Date of Public Offer


3/24/00









Fund Price Paid


$21.0000









Public Offering Price


$21.0000









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


5.50%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Morgan Stanley Dean Witter & Co.









Needham Company, Inc Mgr or Co-Mgr?
No






NEEDHAM Growth Fund
Rule 10F-3









Issuer
GSI Lumonics, Incorporated









Type of Security
Common











IPO or Security
Secondary









SEC Registered
Yes











Total Offering


4,000,000









Date of Purchase


4/12/00









Number of shares Purchased


5,000









Date of Public Offer


4/12/00









Fund Price Paid


$17.00









Public Offering Price


$17.00









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


5.24%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
CIBC Oppenheimer









Needham Company, Inc Mgr or Co-Mgr?
Yes





NEEDHAM Growth Fund
Rule 10F-3









Issuer
Manufacturers Services Ltd.









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


11,000,000









Date of Purchase


6/23/00









Number of shares Purchased


1,000









Date of Public Offer


6/23/00









Fund Price Paid


$16.00









Public Offering Price


$16.00









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


7.00%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Donaldson Lufkin Jenrette









Needham Company, Inc Mgr or Co-Mgr?
No





NEEDHAM Growth Fund
Rule 10F-3









Issuer
Merix Corporation









Type of Security
Common











IPO or Security
Secondary









SEC Registered
Yes











Total Offering


3,000,000









Date of Purchase


5/4/00









Number of shares Purchased


5,000









Date of Public Offer


5/4/00









Fund Price Paid


$19.25









Public Offering Price


$19.25









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


5.50%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Thomas Weisel Partners LLC









Needham Company, Inc Mgr or Co-Mgr?
Yes




NEEDHAM Growth Fund
Rule 10F-3









Issuer
Nova Measuring Instruments Ltd.









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes











Total Offering


3,000,000









Date of Purchase


4/11/00









Number of shares Purchased


10,000









Date of Public Offer


4/11/00









Fund Price Paid


$18.00









Public Offering Price


$18.00









Firm Commitment Underwriting ?
Yes











Underwriting gross spread as % of Proceeds


7.00%









Consistent with average industry % of gross spread
Yes











Company operational for 3 years?
Yes











Less than 3% of fund assets used for purchase?
Yes











Fund's purchase represent's less than 4% of the offering?
Yes











Name of underwriter(s) purchased from?
Chase H&Q









Needham Company, Inc Mgr or Co-Mgr?
Yes




NEEDHAM Growth Fund
Rule 10F-3









Issuer
StorageNetworks, Incorporated









Type of Security
Common











IPO or Security
IPO









SEC Registered
Yes

Total Offering
9,000,000

Date of Purchase
6/29/00

Number of shares Purchased
100

Date of Public Offer
6/30/00

Fund Price Paid
$27.00

Public Offering Price
$27.00

Firm Commitment Underwriting ?
Yes

Underwriting gross spread as % of Proceeds
7.00%

Consistent with average industry % of gross spread
Yes

Company operational for 3 years?
Yes

Less than 3% of fund assets used for purchase?
Yes

Fund's purchase represent's less than 4% of the offering?
Yes

Name of underwriter(s) purchased from?
Credit Suisse First Boston

Needham Company, Inc Mgr or Co-Mgr?
No